Exhibit 99.2

R&D Update ATI-502 Topical JAK 1/3 Inhibitor Alopecia Areata Vitiligo ATI-501 Oral JAK 1/3 Inhibitor Alopecia Areata 1 December 17, 2018 Exhibit 99.2

Cautionary Note Regarding Forward-Looking Statements Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as "believe", "expect", "may", "plan," "potential," "will," and similar expressions, and are based on Aclaris’ current beliefs and expectations. These forward-looking statements include expectations regarding Aclaris’ clinical development of its drug candidates, including the timing for initiation and completion of planned clinical trials and the availability of data from these trials. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the conduct of clinical trials, Aclaris’ reliance on third parties over which it may not always have full control, and other risks and uncertainties that are described in the Risk Factors section of Aclaris’ Annual Report on Form 10-K filed for the year ended December 31, 2017, Aclaris’ Quarterly Report on Form 10-Q filed earlier for the quarter ended September 30, 2018 and other filings Aclaris makes with the U.S. Securities and Exchange Commission from time to time. These documents are available under the “SEC filings” section of the Investors page of Aclaris’ website at http://www.aclaristx.com. Any forward-looking statements speak only as of the date of this presentation and are based on information available to Aclaris as of the date of this presentation, and Aclaris assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise. Cautionary Note Regarding Forward-Looking Statements 2

• Positive proof of principle of the use of a topical JAK 1/3 to treat: – Alopecia areata (AA) – Vitiligo • Provide insight into the emotional burden of AA and vitiligo • Elucidate the potential role of topical therapy in patients with patchy AA, alopecia totalis (AT) and alopecia universalis (AU) – First step in defining the risk/benefit of the topical approach – PK/PD study in patients with severe AT/AU (mean duration of disease = 13.7 years) – Site specific (Eyebrow) study conducted in Australia to demonstrate efficacy with topical approach (mean duration of disease = 11.1 years) Important steps in defining the therapeutic regimen 3

Alopecia Areata – 1.8% of the US Population 4 4 5.8M Alopecia Areata Cases in the US Highest frequency areas highlighted COMMON BODY LOCATIONS SYMPTOM FREQUENCY Always 32% At least once per month 18% Every few months 20% At least once per year 12% Less than once per year 6% First occurrence 12% 72% 25% 22% 18% 14% 12% 11% 11% 10% 1% Scalp Eyebrows Face Eyelashes Beard / mustache Arms Armpits Legs Genitalia Other AGE & OTHER DEMOGRAPHICS 28% 44% 21% 7% <18 18-34 35-49 50+ Average age = 25.7 years Source: Phoenix Market Research, November 2018

AUATB-201 Topical Australian Eyebrow Study

• An ongoing Phase 2 open-label clinical trial of ATI-502, a topical JAK 1/3 inhibitor, for the treatment of AA in Australia. • In this trial, Aclaris is evaluating the safety and efficacy of ATI-502 on the regrowth of eyebrows in patients with AA, including patients with AT and AU. – 12 patients enrolled – Average duration of disease = 11.1 years – Of the 8 patients who received at least 6 months of drug, 3 had evidence of eyebrow hair regrowth (defined by at least a 2-grade categorical shift in eyebrow score in at least 1 eyebrow [scale 1-5]) – 4 patients withdrew after receiving ≤ 3 months of drug • Safety results - generally well-tolerated; no treatment-related serious adverse events reported to date. AUATB-201 Topical 6

7 (~6 months on study drug) (Baseline)

8 (Baseline) (~6 months on study drug)

9 (Baseline) (~6months on study drug)

10 (Baseline) (~6 months on study drug)

AA-202 Topical 28 Day PK/PD Study with 12-Month Open Label Extension

• An ongoing Phase 2 clinical trial of ATI-502, a topical JAK 1/3 inhibitor, for the treatment of AT/AU. • After completing the 28-day portion of the trial, patients entered a -month open-label extension during which all continuing patients received drug. – 11 patients enrolled with the most severe phenotype of AT/AU – Average duration of disease = 13.7 years – Of the 9 patients who received at least 6 months of drug, 3 had evidence of hair regrowth – 2 patients withdrew after receiving ≤ 2 months of drug • PK/PD – Systemic exposure as indicated by plasma drug levels were below the limits of quantification (1ng/ml) in all patients at day 28. – To assess skin penetration, punch biopsies were obtained at baseline and day 28 which demonstrated topical ATI-502 absorption consistent with pre-clinical skin models. o Mean of 5710 nanograms/gram at day 28 • Safety results - generally well-tolerated; no treatment related serious adverse events reported to date. AA-202 Topical – PK/PD study 12

1313 (Baseline) (~6 months on study drug)

14 (Baseline) (~6 months on study drug) 14

1515 (Baseline) (~6 months on study drug) 15

Phenotypic Spectrum 16

Baseline SALT 100% 17

Baseline SALT 51% 18

Baseline SALT 43% 19

Baseline SALT 34% 20

Baseline SALT 24% 21

Spectrum of Hair Loss 22 24% 43%34% 51% 100%

Current treatment paradigm 23 https://www.naaf.org/alopecia-areata/alopecia-areata-treatments - Last accessed 12-14-18

Topical Treatments Systemic Treatments Oral JAK inhibitor Adult / Pediatric Patchy AA Adult AT/AU patients Alopecia Areata: Potential Treatment Paradigms 24 Topical JAK inhibitor Pediatric AT/AU patients Increasing Disease Severity INDUCTION: Topical JAK inhibitor may be efficacious in patients with less severe patchy AA Oral JAK inhibitor may be best option in patients with more severe AT/AU phenotypes MAINTENANCE: AT/AU patients may be able to maintain hair with topical JAK inhibitor Concomitant topical therapy may decrease reliance on longer term oral therapy in some patients

VITI-201 Topical 6-month Open Label Study in Subjects with Non-Segmental Facial Vitiligo

Vitiligo - 3.3% of US Population 26 10.9M • Slightly higher incidence in the West (26%) • Greater proportion with HH incomes of $35K to under $100K (53%) • Above-average percentage of Afro-Americans with condition (32%) and fewer White, Non- Hispanic (43%) Vitiligo Cases in the US Highest frequency areas highlighted COMMON BODY LOCATIONS SYMPTOM FREQUENCY Always 39% At least once per month 16% Every few months 19% At least once per year 10% Less than once per year 4% First occurrence 12% 41% 31% 26% 25% 24% 22% 20% 20% 17% 15% 14% 6% 7% Hands Arms/Elbows Cheeks Legs/Knees Around the mouth Around the eyes Forehead Neck Feet Chin Genitalia Armpits Other AGE & OTHER DEMOGRAPHICS 32% 41% 17% 11% <18 18-34 35-49 50+ Average age = 26.0 years Source: Phoenix Market Research, November 2018

27 (Baseline) (~4 months on study drug)

28 (Baseline) (~4 months on study drug)

29 (~4 months on study drug) (Baseline)

• Alopecia areata – Established proof of principle for topical JAK inhibitor as a potential treatment – Topical JAK inhibitor could have role as first line therapy for patchy disease, second line maintenance therapy, or adjunctive treatment for more severe disease – Clinical response of topical JAK inhibitor in more severe phenotypes predicts faster and more complete response in mild to moderate phenotypes • Vitiligo – Established proof of principle for topical JAK inhibitor as a potential treatment • Oral JAK inhibitor dose range study in more severe phenotypes of alopecia areata is now fully enrolled • Next steps: – AA-201 Topical – Phase 2 dose range trial of ATI-502 – topline data 2Q19 – AUAT-201 Oral – Phase 2 dose range trial of ATI-501 – topline data 3Q19 – Continue extension studies – all oral and topical patients are offered open label topical treatment post initial study completion Summary and Next Steps 30